                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             CIS Technologies, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           [CIS INCORPORATED LOGO]


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 27, 1995

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of C.I.S. Technologies, Inc. (the "Company"), will be held at the Doubletree Hotel, 6100
S. Yale Avenue, Tulsa, Oklahoma, on April 27, 1995 at 2:00 P.M., C.S.T. for the following purposes:

          1. To elect two members to the Board of Directors to serve for a three year term, or until their successors have been elected and qualified;

          2. To consider and vote upon a proposal to replace the C.I.S. Technologies, Inc. Employee Stock Option Plan and C.I.S. Technologies, Inc. Stock Option Plan (formerly Incentive Stock Option Plan) with a new C.I.S. Technologies, Inc. 1995 Stock Incentive Plan.

          3. To consider and vote upon a proposal to adopt the C.I.S. Technologies, Inc. 1995 Directors' Stock Option Plan.

          4. To consider and, if deemed advisable, to ratify the appointment of Coopers & Lybrand as independent public accountants for the Company for its fiscal year ending December 31, 1995, and

To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on March 3, 1995 (the "Record Date") will be entitled to notice of, and to vote at the meeting or any adjournment or adjournments thereof. Shareholders who do not expect to attend the meeting in person are urged to complete, date, sign and mail the enclosed proxy for which no additional postage is needed if mailed in the United States.

     HOLDERS, AS OF THE RECORD DATE, OF THE COMMON STOCK OF THE COMPANY WILL RECEIVE A PROXY. PLEASE COMPLETE, SIGN, DATE, AND RETURN THE PROXY TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                                     Kellie J. Watts
                                                        Secretary

Tulsa, Oklahoma
March 27, 1995

     IMPORTANT: IF YOU DO NOT PLAN TO ATTEND THIS MEETING, PLEASE COMPLETE, DATE, SIGN (EXACTLY AS YOUR NAME APPEARS OF RECORD) AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. NO ADDITIONAL POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                           C.I.S. TECHNOLOGIES, INC.
                                ONE WARREN PLACE
                            6100 S. YALE, SUITE 1900
                           TULSA, OKLAHOMA 74136-1903

                                PROXY STATEMENT

                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 27, 1995

                                    SUMMARY
GENERAL

     This Proxy Statement is furnished to shareholders of record of C.I.S. Technologies, Inc. (the "Company"), as of March 3, 1995 (which is also, except where indicated to the contrary, the effective date of the information set forth herein and is hereinafter referred to as the "Record Date") in connection with the solicitation of proxies by the Board of Directors and management of the Company to be used in voting at the Company's annual meeting of shareholders to be held on April 27, 1995 (the "Meeting") at 2:00 P.M. C.S.T. at the Doubletree Hotel, 6100 South Yale Avenue, Tulsa, Oklahoma, for the purposes set forth in the accompanying Notice of the Meeting.

     Any shareholder giving a proxy has the right to revoke the proxy at any time before it is exercised and any such shareholder may vote in person if he or she attends the Meeting. The approximate date of mailing the accompanying Notice of the Meeting and this Proxy Statement to shareholders was March 27, 1995.

                    VOTING AT MEETING AND STOCK OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

VOTING

     Shareholders of record on the Record Date are entitled to vote at the Meeting or any adjournment or adjournments thereof. The Company's only class of voting securities is common stock. Shareholders are entitled to one vote per share of common stock held. As of the Record Date there were 30,093,706 shares of the Company's common stock issued and outstanding.

     Nominees named in the accompanying form of proxy will vote or withhold from voting the shares represented thereby in accordance with the instructions of the shareholders. The proxy will confer discretionary authority upon any nominees named therein with respect to:

          (1) Each matter or group of matters identified therein for which a choice is not specified;

          (2) Any amendments to or variations of any matter identified therein, and

          (3) Any other matter that may properly come before the meeting.

IN RESPECT OF MATTERS FOR WHICH A CHOICE IS NOT SPECIFIED IN THE PROXY, THE NOMINEES NAMED IN THE ACCOMPANYING FORM OF PROXY WILL VOTE SHARES REPRESENTED BY THE PROXY FOR THE APPROVAL OF SUCH MATTER OR GROUP OF MATTERS DESCRIBED IN THE PROXY.

     Management of the Company knows of no such amendment, variation or other matter but, if any such amendment, variation or other matter is properly brought before the Meeting, each such nominee intends to vote thereon in accordance with his best judgment.

PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following tables show information as of the Record Date, regarding the beneficial ownership of capital stock of the Company by each person known by the Company to own 5 percent (5%) or more of the outstanding Company shares of common stock; each director of the Company; the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers for 1994. The persons named in the table have sole voting and investment power with respect to all shares of capital stock owned by them, unless otherwise noted.

                         FIVE PERCENT BENEFICIAL OWNERS

                       NAME AND ADDRESS                     AMOUNT AND NATURE OF      PERCENT OF
                     OF BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP        CLASS
    ------------------------------------------------------  --------------------      ----------
    Philip D. Kurtz.......................................        1,704,645(1)             5.7%
      c/o CIS Technologies, Inc.
      6100 S. Yale, Suite 1900
      Tulsa, OK 74136
    Wanger Asset Management, L.P..........................        2,000,000(2)             6.7%
      227 West Monroe Street, Suite 3000
      Chicago, IL 60606
    BT Holdings (New York), Inc...........................        1,615,818                5.4%
      130 Liberty Street
      New York, NY 10006

                        DIRECTORS AND EXECUTIVE OFFICERS

                                                            AMOUNT AND NATURE OF      PERCENT OF
                   NAME OF BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP        CLASS
    ------------------------------------------------------  --------------------      ----------
    James L. Hersma.......................................          309,350(3)             1.0%
    Richard V. Souders....................................          222,911(4)               *
    N. Thomas Suitt.......................................          219,741(5)               *
    Richard A. Evans......................................          202,928(6)               *
    Robert J. Simmons.....................................          146,050(7)               *
    Dennis D. Pointer.....................................          138,500(8)               *
    John P. Indrigo.......................................          103,527(9)               *
    John D. Platt.........................................          110,000(10)              *
    Nathan H. Peck, Jr....................................              -0-                n/a
    Directors and Executive Officers as a Group (10
      persons)............................................        3,157,652               10.1%

- ---------------

   * Represents less than 1% of total outstanding shares.
 (1) Includes options to acquire 124,203 shares.
 (2) Of this amount, 1,500,000 or 5.59% of the shares outstanding, are beneficially owned by the Acorn Investment Trust, Series Designated Acorn Fund (as successor to The Acorn Fund), but are under management by Wanger Asset Management L.P.
 (3) Includes options to acquire 300,000 shares.
 (4) Includes options to acquire 163,161 shares.
 (5) Includes options to acquire 15,000 shares.
 (6) Includes options to acquire 120,123 shares.
 (7) Includes options to acquire 145,000 shares.
 (8) Includes options to acquire 135,000 shares.
 (9) Includes options to acquire 103,527 shares.
(10) Includes options to acquire 110,000 shares.

     There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may, at a subsequent date, result in a change in control of the Company.

                       PROPOSAL 1. ELECTION OF DIRECTORS

     The Bylaws of the Company provide that its Board of Directors shall consist of not less than three nor more than 15 members as fixed by resolution of its Board of Directors or shareholders. The Board of Directors of the Company has determined that the full Board shall consist of seven directors. The Shareholders approved at the Annual Meeting of Shareholders held in 1994 a proposal whereby the Board of Directors are divided into classes serving staggered terms. At that Meeting, one such class was elected for a term expiring at the 1994 Annual Meeting of Shareholders (to be held in Fiscal 1995), one class was elected for a term expiring at the 1995 Annual Meeting of Shareholders (to be held in Fiscal 1996), and one class was elected for a term expiring at the 1996 Annual Meeting of Shareholders (to be held in Fiscal 1997). Beginning with the 1994 Annual Meeting (to be held in Fiscal 1995), one class of directors will be elected each year for a three-year term.

     The following persons whose terms expire in 1995 have been nominated for election as directors of the Company to hold office for a three-year term, or until their successors are elected and qualified. A brief account of the business experience for the past five years of the nominees is also presented. All of the nominees are presently members of the Company's Board. It is not contemplated that any of the nominees will be unable, or will decline to serve; however, if any such nominee is unable or declines to serve, the discretionary authority provided in the proxy may be exercised to vote for a substitute or substitutes.

NOMINEES FOR ELECTION OF DIRECTORS

     John D. Platt, 64, has been, since 1983, founder and President of Platt Interests, and has been a director of the Company since May, 1990. Formerly, Mr. Platt served as President, Chairman of the Board and Chief Executive Officer of Geosource, Inc. Mr. Platt is currently Chairman of the Board for both CVA, Inc., and Ceres, Inc., and serves on the Board of Directors of TransAmerican Natural Gas Corporation.

     Dennis D. Pointer, Ph.D., 49, has been, since 1992, the John J. Hanlon Professor of Health Services Research and Policy at the Graduate School of Public Health, San Diego State University, and has been a director of the Company since May, 1989. Formerly, he was the Arthur Graham Glasgow Professor of Health Administration in the Department of Health Administration of the Medical College of Virginia, Virginia Commonwealth University in Richmond, Virginia.

     None of the nominees has any family relationship to any other director or executive officer. There are no arrangements or understandings between any of the named individuals and any other person or persons pursuant to which any of the named individuals are to be elected as directors.

1994 BOARD MEETINGS

     During the Company's last full fiscal year, the Board of Directors held five regular meetings and one special meeting. All regular meetings were attended by each director, except Mr. Simmons who was unable to attend the first day of one regular meeting. The special meeting was attended by each director except Mr. Simmons who consented to the meeting in his absence. Certain actions taken by the Board during fiscal 1994 were consented to pursuant to memoranda of action in lieu of meetings to which all directors subscribed.

BOARD COMPENSATION

     The directors not employed by the Company were, except in the case of Mr. Suitt, each paid a retainer for 1994 and 1995 in the form of ten-year non-qualified options to purchase 15,000 shares of the Company's common stock at an exercise price of $3.25. All of the aforementioned options are exercisable beginning on April 28, 1995. Mr. Suitt was paid a retainer for 1994 only in the form of cash in the sum of $7,500. The Directors also receive $1,000 per day for their attendance at directors' and board committee meetings and other services as directors. All directors also receive reimbursement of expenses to and from Board meetings at which their attendance was required.

BOARD COMMITTEES

     The Board of Directors has three standing committees, those being Finance, Audit and Compensation Committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of those committees, their current members and the number of meetings held during the 1994 fiscal year are described below.

     Finance Committee. The Finance Committee reviews the Company's financial performance, capitalization, cash flow projections and the Company's lines of credit and their terms. The Finance Committee also reviews any proposed acquisitions, mergers or the sale of any business segment of the Company as well as reviewing proposed issuances of any stock or senior debt. The Finance Committee presently consists of Messrs. Platt, Suitt, Hersma and Kurtz. The Finance Committee held one meeting during the year.

     Audit Committee. The Audit Committee is responsible for ensuring that the Company adopts and maintains sound accounting policies and an adequate and effective system of accounts for the safeguarding of all assets and presently consists of Messrs. Pointer, Suitt, and Simmons. The Audit Committee held one meeting during the year.

     Compensation Committee. The Compensation Committee is responsible for formulating and reviewing the compensation offered to the officers of the Company, together with all benefit and incentive programs associated therewith, and presently consists of Messrs. Platt, Pointer, and Simmons. The Compensation Committee held four meetings during the year.

RECOMMENDATION AND VOTE

     THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF THE NOMINEES LISTED ABOVE AS DIRECTORS OF THE COMPANY TO HOLD OFFICE UNTIL THE 1997 ANNUAL MEETING (TO BE HELD IN APRIL, 1998) OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED. The affirmative vote of a majority of the shares of Company common stock represented at the Meeting is required for such approval.

          PROPOSAL 2. REPLACEMENT OF EXISTING STOCK OPTION PLANS WITH
                           1995 STOCK INCENTIVE PLAN

     The Board of Directors has adopted the C.I.S. Technologies, Inc. 1995 Stock Incentive Plan (the "1995 Plan") for officers, employees and directors of, and other persons providing services to, the Company and its subsidiaries, subject to the approval of the 1995 Plan by the shareholders of the Company. Upon such shareholder approval, the Company's previously adopted Employee Stock Option Plan and Stock Option (formerly, "Incentive Stock Option") Plan (together, the "Old Plans") will be terminated and no further options will be granted thereunder. The full text of the 1995 Plan is included as Exhibit A to this Proxy Statement.

     The 1995 Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee") consisting of at least two "Outside Directors." An "Outside Director" means any director who (i) is not an employee of the Company or of any "affiliated group," as such term is defined in Section 1504(a) of the Internal Revenue Code of 1986, as amended, which includes the Company (an "Affiliate"), (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliate's taxable year, (iii) has not been an officer of the Company or any Affiliate and
(iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director. If the 1995 Plan is approved by shareholders at the Meeting, the Committee will initially consist of Messrs. Platt, Simmons and Pointer.

     The 1995 Plan permits the granting to officers, employees and others who provide services to the Company, at the discretion of the Committee, of a variety of stock incentive awards based on the Common Stock of the Company. Awards under the 1995 Plan include stock options (both incentive and non-qualified), grants of conditioned stock, unrestricted grants of stock, and grants of stock contingent upon the attainment of performance goals. The Committee selects the persons to whom awards are granted and the number, type and terms of the award granted.

     Subject to adjustment for stock splits, stock dividends and similar events, the total number of shares of Common Stock with respect to which awards may be granted under the 1995 Plan is that aggregate number of shares which, upon shareholder approval of the 1995 Plan, then remains available for the granting of options pursuant to the Old Plans, less 200,000 shares which will be allocated to a new 1995 Directors' Stock Option Plan (the "Directors' Plan," information in connection with shareholder approval of which is set forth below). In addition, 1995 Plan awards may be granted with respect to that number of shares which would have become available in the future for the granting of options pursuant to the Old Plans (had such plans not been terminated) due to future terminations, forfeitures or cancellations of unexercised options granted thereunder. THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK WITH RESPECT TO WHICH AWARDS AND/OR OPTIONS MAY BE GRANTED UNDER BOTH THE 1995 PLAN AND THE DIRECTORS' PLAN, WHEN TAKEN TOGETHER WITH SHARES WITH RESPECT TO WHICH OPTIONS HAVE BEEN GRANTED UNDER THE OLD PLANS, WILL NOT EXCEED THE AGGREGATE NUMBER OF SHARES PREVIOUSLY APPROVED BY SHAREHOLDERS FOR THE GRANTING OF OPTIONS UNDER THE OLD PLANS. The closing price of the Company's Common Stock on March 3, 1995, as reported by the NASDAQ National Market System, was $2.125 per share.

     The Revenue Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986. Under Section 162(m), the allowable deduction for compensation paid or accrued with respect to the chief executive officer and each of the four most highly compensated officers of a publicly-held corporation is limited no more than $1,000,000 per year for fiscal years beginning on or after January 1, 1994. To enable the Company to preserve the benefit of receiving a tax deduction for the full amount of income recognized by the Company's executive officers upon exercise of stock options, as discussed below under "Federal Tax Aspects of the 1995 Plan," the 1995 Plan provides that no employee may be granted options to purchase in excess of 300,000 shares per fiscal year, but provides that the Company may make an additional one-time grant of options to purchase up to 500,000 shares to a newly-hired executive or a plan participant on promotion to an executive office. The Company has not approached these limits, and is not typically expected to approach these limits. However, because the change in the Internal Revenue Code is new and subject to clarification by the Internal Revenue Service, there can be no assurance that the Company will be able to deduct all compensation paid to its employees.

     If the 1995 Plan is approved by the shareholders of the Company, the Company intends to file a registration statement on Form S-8 covering the shares of Common Stock issuable pursuant to the 1995 Plan, and upon the effectiveness of such registration statement all such shares will be, when issued, eligible for resale in the public market.

     The Board of Directors believes that stock options and other stock-based awards can play an important role in the success of the Company, by encouraging and enabling the officers and other employees of, and other persons providing services to, the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors anticipates that providing such persons with a direct stake in the Company's welfare will assure a closer identification of the interests of participants in the 1995 Plan with those of the shareholders of Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company. Shares available under the Old Plans may continue to be utilized for the grant of stock options thereunder prior to shareholder approval of the 1995 Plan but not thereafter. Since the adoptions of the Old Plans, which provide that options with respect to an aggregate of 5,000,000 shares of Common Stock may be granted, as of March 3, 1995, incentive and non-qualified options to purchase an aggregate of 3,912,321 shares of Common Stock, at a weighted average exercise price of $2.79 per share, have been granted under the Old Plans, of which options to purchase an aggregate of 2,396,125 shares at a weighted average exercise price of $2.94 per share were granted to Named Officers and directors. As a result, after taking into account terminations, forfeitures and cancellations, at March 3, 1995, 1,621,003 shares remained available for grant under the Old Plans.

     The Board of Directors believes that the proposed 1995 Plan, which provides for a greater range of stock-based incentive awards and permits greater flexibility in the terms of such awards than do the Old Plans, will help the Company to achieve its goals by keeping the Company's incentive compensation program dynamic and competitive with those of other companies.

DESCRIPTION OF THE 1995 PLAN

     The following description of certain features of the 1995 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 1995 Plan which is included as Exhibit A to this Proxy Statement.

     Stock Options. The 1995 Plan permits the granting of (i) options to purchase Common Stock intended to qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) options that do not so qualify ("Non-qualified Options"). The option exercise price of each option is determined by the Committee but may not be less than 100% of the fair market value of the shares on the date of grant in the case of Incentive Options.

     The term of each option is fixed by the Committee and may not exceed 10 years from date of grant in the case of an Incentive Option. The Committee determines at what time or times each option may be exercised and, subject to the provisions of the 1995 Plan, the period of time, if any, after death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee.

     The exercise price of options granted under the 1995 Plan may be paid in cash or, with the consent of the Committee, in shares of Common Stock. The exercise price may also be delivered by a broker pursuant to irrevocable instructions to the broker from the optionee. At the discretion of the Committee, options granted under the 1995 Plan may include a so-called "reload" feature pursuant to which an optionee exercising an option by delivery of shares of Common Stock may be automatically granted an additional option to purchase that number of shares equal to the number delivered to exercise the original option.

     To qualify as Incentive Options, options must meet additional requirements, including a $100,000 per year limitation on the value of shares subject to Incentive Options which first become exercisable in any one year, and a maximum 5-year term and exercise price of at least 110% of fair market value in the case of greater-than-10% shareholders.

     Conditioned Stock. The Committee may also award shares of Common Stock subject to such conditions and restrictions as the Committee may determine ("Conditioned Stock"). These conditions and restrictions may include provisions for vesting conditioned upon the achievement of certain performance objectives and/or continued employment with the Company through a specified vesting period. The purchase price, if any, of shares of Conditioned Stock is determined by the Committee.

     If a participant who holds unvested shares of Conditioned Stock terminates employment for any reason (including death), the Company has the right to repurchase the unvested shares or to require their forfeiture in exchange for the amount, if any, which the participant paid for them. Prior to the fulfillment of the applicable conditions, the participant will have all rights of a shareholder with respect to the shares of Conditioned Stock, including voting and dividend rights, subject only to the conditions and restrictions set forth in the 1995 Plan and in the participant's Conditioned Stock award.

     Unrestricted Stock. The Committee may also grant shares of Common Stock (at no cost or for a purchase price determined by the Committee) which are free from any restrictions under the 1995 Plan ("Unrestricted Stock"). Unrestricted Stock may be issued to employees in recognition of past services or other valid consideration, and may be issued in lieu of cash bonuses to be paid to employees pursuant to other bonus plans of the Company. Outside Directors of the Company may elect to receive all or a portion of their directors' fees, on a current or deferred basis, in shares of Unrestricted Stock by entering into an irrevocable agreement with the Company at least six months in advance of the beginning of a calendar year. Employees, with the permission of the Committee, may make similar irrevocable elections to receive a portion of their compensation in Unrestricted Stock.

     Performance Share Awards. The Committee may also grant performance share awards entitling the recipient to receive shares of Common Stock upon the achievement of individual or Company performance goals and such other conditions as the Committee determines ("Performance Share Awards"). Except as otherwise determined by the Committee, rights under a Performance Share Award not yet earned will terminate upon a participant's termination of employment.

     Amendments and Termination. The Board of Directors may at any time amend or discontinue the 1995 Plan and the Committee may at any time amend or cancel outstanding awards (or provide substitute awards at the same or a reduced exercise or purchase price) for the purpose of satisfying changes in the law or for any other lawful purpose. Among other things, the Committee has the authority to accelerate the exercisability or vesting of an award, extend the period for exercise of an award or reduce the exercise price of an option. However, no such action may be taken which adversely affects any rights under outstanding awards without the holder's consent. Moreover, no such amendment, unless approved by the shareholders of the Company, shall be effective if it would cause the 1995 Plan to fail to satisfy any then applicable incentive stock option rules under Federal tax law or applicable requirements of Rule 16b-3 under the Securities Exchange Act of 1934, or cause any member of the Committee to cease to be a "disinterested person" as defined thereunder.

     Change of Control Provisions. The 1995 Plan generally provides that in the event of a "Change of Control" (as defined in the 1995 Plan) of the Company, options and certain other awards will become exercisable for the securities, cash or property that the holders of Common Stock received in connection with the Change of Control. In addition, the Committee may accelerate awards and waive conditions and restrictions on any awards to the extent it may determine appropriate. The Committee may also, in its discretion, cancel outstanding options and other awards effective upon the Change of Control, provided that holders have at least thirty days prior to such date in which to exercise such options and awards, to the extent then exercisable.

     Effective Date of 1995 Plan. The 1995 Plan will become effective upon approval by the shareholders of the Company. Awards of Incentive Stock Options may be granted under the 1995 Plan until December 31, 2004.

FEDERAL TAX ASPECTS OF THE 1995 PLAN

     The following is a summary of the principal Federal income tax consequences of transactions under the 1995 Plan. It does not describe all Federal tax consequences under the 1995 Plan, nor does it describe state or local tax consequences.

     Incentive Options. No taxable income is realized by an optionee upon the grant or exercise of an Incentive Option. If shares issued to an optionee pursuant to the exercise of an Incentive Option are not sold or transferred within two years from the date of grant or within one year after the date of exercise, then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (b) there will be no deduction for the Company for Federal income tax purposes. The exercise of an Incentive Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

     If shares of Common Stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount. Special rules apply where all or a portion of the exercise price of the Incentive Option is paid by tendering shares of Common Stock.

     If an Incentive Option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a Non-qualified Option. Generally, an Incentive Option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability).

     Non-qualified Options. With respect to Non-qualified Options under the 1995 Plan, no income is realized by the optionee at the time the option is granted. Generally, (a) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (b) at disposition of the shares acquired upon exercise, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held.

     Conditioned Stock. A recipient of Conditioned Stock generally will be subject to tax at ordinary income rates on the fair market value of the stock at the time that the stock is no longer subject to forfeiture, minus any amount paid for such stock. However, a recipient who so elects under Section 83(b) of the Code, within 30 days of the date of issuance of the Conditioned Stock, will realize ordinary income on the date of issuance equal to the fair market value of the shares of Conditioned Stock at that time (measured as if the shares were unrestricted and could be sold immediately), minus any amount paid for such stock. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. The Company generally will receive a tax deduction equal to the amount includable as ordinary income to the recipient.

     Unrestricted Stock. The recipient of Unrestricted Stock will generally be subject to tax at ordinary income rates on the fair market value of such Unrestricted Stock on the date that such Unrestricted Stock is issued to the participant, minus any amount paid for such stock. The Company generally will be entitled to a deduction equal to the amount treated as compensation that is taxable as ordinary income to the recipient.

     Performance Shares. The recipient of a Performance Share Award will generally be subject to tax at ordinary income rates on the fair market value of any Common Stock issued under the award, and the Company will generally be entitled to a deduction equal to the amount of ordinary income realized by the recipient.

     Dividends. Dividends paid on Common Stock (including Conditioned Stock) will be taxed at ordinary income rates to the recipient. Generally, the Company will not be entitled to any deduction for dividends, except in the case of dividends paid on Conditioned Stock with respect to which no Section 83(b) election has been filed.

     If a quorum is present at the Meeting, the vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Meeting will be necessary to approve and adopt the 1995 Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT THE 1995 PLAN.

           PROPOSAL 3. ADOPTION OF 1995 DIRECTORS' STOCK OPTION PLAN

     On February 28, 1995, the Board of Directors adopted, subject to shareholder approval at the Meeting, the 1995 Directors' Stock Option Plan (the "Directors' Plan"), the full text of which is included as Exhibit B to this Proxy Statement.

     The purpose of the Directors' Plan is to encourage ownership of the capital stock of the Company by directors who are not employees of the Company or any parent or subsidiary of the Company ("Outside Directors") in order to help the Company attract and retain persons of exceptional competence to the Company's Board of Directors and to furnish an added incentive for such directors to increase their efforts on behalf of the Company. The following summary of the terms of the Directors' Plan is qualified in its entirety by the full text of the plan included as Exhibit B to this Proxy Statement.

     Under the Directors' Plan, each Outside Director will automatically be granted, on the date of the Company's 1995 Annual Meeting of Shareholders (expected to be held during April of 1996), an option to purchase 10,000 shares of Common Stock for each year which will then be remaining in such director's term as a director. Each Outside Director joining the Board after February 28, 1995 will be automatically granted on the date on which such person first becomes a Director an option to purchase 10,000 Shares for each year or portion of a year constituting such Director's initial term as a Director. In addition, each Outside Director will automatically be granted an additional option to purchase 30,000 shares upon each such person's reelection to the Board for a three year term.

     Each Outside Director may exercise options as to 10,000 shares at the end of each year of service as a director following each option grant date. The purchase price per share of Common Stock under each option granted pursuant to the Directors' Plan is equal to the fair market value of the Common Stock on the date the option is granted. The total number of shares of Common Stock with respect to which options may be granted under the Directors' Plan is 200,000, with shares previously issuable pursuant to expired or canceled options becoming again available for issuance pursuant to options granted pursuant to the Plan.

     Each option issued pursuant to the Directors' Plan terminates on the earliest to occur of (i) ten years from the date of grant, (ii) the date of termination of the optionee's services as a director of the Company for cause,
(iii) one year after the date of termination of the optionee's services as a director of the Company without cause or voluntarily by the optionee, or (iv) two years following the date of termination of the optionee's service as a director of the Company due to disability or death.

     Because the options granted pursuant to the Directors' Plan will constitute non-qualified stock options, the Federal tax treatment of such options will be that described for Non-Qualified Options granted pursuant to the 1995 Plan. See "Proposal 2. Replacement of Existing Stock Option Plans with 1995 Stock Incentive Plan -- Federal Tax Aspects of the 1995 Plan."

     If a quorum is present at the Meeting, the vote of a majority of the shares of Common Stock present or represented at the Meeting and entitled to vote will be necessary to approve the Directors' Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT THE DIRECTORS' PLAN.

                               NEW PLAN BENEFITS

     Except as set forth in the following table, the Company is unable to determine the dollar value and number of options or other benefits or amounts which will be received by or allocated to (i) any of the Named Officers set forth under "Management -- Executive Compensation," below, (ii) the current executive officers (as a group), (iii) the current directors who are not executive officers (as a group) or (iv) the employees who are not executive officers (as a group), as a result of the proposed adoption of the 1995 Plan or the Directors' Plan. Adoption of the 1995 Plan, if it had been effective during fiscal 1994, would not have affected the dollar value or number of options or other benefits or amounts received by or allocated to such persons during fiscal 1994.

     The following table sets forth information concerning the benefits that will be received by or allocated to certain directors of the Company in fiscal 1995, assuming that Proposal Three, the proposal to approve and adopt the Directors' Plan, is approved:

                                                                            NUMBER OF SECURITIES
                                                                DOLLAR       UNDERLYING OPTIONS
                        NAME AND POSITION                      VALUE($)          GRANTED(2)
    ---------------------------------------------------------  --------     --------------------
    John D. Platt............................................     (1)                (3)
      Director
    Dennis D. Pointer........................................     (1)                (3)
      Director
    N. Thomas Suitt..........................................     (1)                (3)
      Director
    Robert L. Simmons........................................     (1)                (3)
      Director
    Nathan H. Peck, Jr.......................................     (1)                (3)
      Director
    Executive Officers (as a group)..........................      0                  0
    Directors who are not Executive Officers (as a group)....     (1)                (3)
    All Employees who are not Executive Officers (as a
      group).................................................      0                  0

- ---------------

(1) The dollar value of the options to be granted in Fiscal 1995, if any, is not determinable at this time. The value of each such option will depend upon the excess of the fair market value of the Common Stock over the exercise price at the time of exercise.
(2) All options to be granted to incumbent directors pursuant to the Directors' Plan become exercisable as to 10,000 underlying shares upon each completed year of service as a director, commencing with the Company's 1995 Annual Meeting of Shareholders (expected to be held during April of 1996).
(3) No options have yet been granted under this Plan. The initial option grants to incumbent directors will automatically occur on the date of the Company's 1995 Annual Meeting of Shareholders (expected to occur during April, 1996).

           PROPOSAL 4. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     At the Company's most recent annual meeting of shareholders held on April 28, 1994, shareholders appointed Coopers & Lybrand to perform the Company's independent public accounting services for the fiscal year ended December 31, 1994. The Board of Directors has selected Coopers & Lybrand as the independent public accountants for the Company for the fiscal year ending December 31, 1995, subject to ratification by the shareholders at the Meeting. It is anticipated that a representative of Coopers & Lybrand will be in attendance at the Meeting, will be given an opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

                                 OTHER BUSINESS

     Management knows of no other business matters which are to be presented for action at the Meeting. Should any other matters properly come before the Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their judgment.

     It is important that proxies be returned promptly. Therefore, shareholders who do not expect to attend in person are urged to execute and return the enclosed proxy to which no postage need be affixed if mailed in the United States.

                                   MANAGEMENT

EXECUTIVE OFFICERS

     The executive officers of the Company, their ages, positions held with the Company and length of time in such positions are set forth below. There are no family relationships between or among any of the directors or executive directors of the Company. There are no arrangements or understandings between any of the named individuals and any other persons pursuant to which any of the named individuals are to be elected as officers.

           NAME AND AGE OF
          EXECUTIVE OFFICER             POSITIONS AND OFFICES HELD          OFFICER SINCE
    ------------------------------  ----------------------------------     ---------------
    Philip D. Kurtz...............  Chief Executive Officer                September, 1985
      Age 43
                                    President and Chief Operating
    James L. Hersma...............  Officer                                November, 1993
      Age 46
                                    Chief Financial Officer &
    Richard A. Evans..............  Treasurer                              October, 1985
      Age 42
    Richard V. Souders............  Senior Vice President                  January, 1988
      Age 50
    John P. Indrigo...............  Senior Vice President                  January, 1993
      Age 51

A brief account of the business experience for the past five years of the individuals listed above follows.

     Philip D. Kurtz, 43, founded the Company in 1983, and since that time has served as President, Chief Executive Officer, and director of the Company. Prior to founding the Company, Mr. Kurtz owned his own accounting and consulting firm.

     James L. Hersma, 46, has served as President and Chief Operating Officer since March, 1994. Prior thereto, Mr. Hersma served as Executive Vice President and Chief Operating Officer of the Company from November 1, 1993. From 1984 to October, 1993, Mr. Hersma served as Vice President of Corporate Sales, Southwest Division, and then as Vice President/General Manager of the Hospital Supply Division of Baxter Healthcare Corporation. From 1978 to 1984, Mr. Hersma served in various management positions with the American Hospital Supply division of Baxter Healthcare Corporation. Mr. Hersma has a B.S. in Marketing from Northern Illinois University.

     Richard A. Evans, 42, is the Company's Chief Financial Officer and Treasurer. He also served as the Company's Controller from 1985-1989. Mr. Evans is a Certified Public Accountant with a Bachelor of Science degree in Business Administration from Oklahoma State University.

     Richard V. Souders, 50, is the Company's Senior Vice President in charge of New Business Development. Prior thereto, Mr. Souders served as Senior Vice President of Field Operations from 1992 to 1994; Senior Vice President of Western U.S. Operations from 1990 to 1992, and Senior Vice President of Government Programs in the latter half of 1992. Mr. Souders joined the Company in January, 1988 as its Senior Vice President of Marketing. From September, 1986 until he joined the Company, Mr. Souders served as Vice-President of Marketing for Xeta Corporation. Mr. Souders received a Bachelor of Science degree in Marketing from Oklahoma State University in 1966 and an MBA in Finance from the University of Tulsa in 1971.

     John P. Indrigo, 51, is the Company's Senior Vice President and General Manager of the Company's subsidiary, AMSC, Inc. Prior to being named Senior Vice President, Mr. Indrigo served as Vice President of Customer Operations during 1994 and Vice President of Marketing from January, 1993 -- December, 1993. Prior thereto, Mr. Indrigo was Southwest Director. Prior to joining the Company in 1992, Mr. Indrigo was President of INFOSTAT, Inc., a supplier of information technology to the healthcare industry. Mr. Indrigo received a Bachelor's degree in Economics at New York University.

DIRECTORS

     The following persons are presently members of the Company's Board and have terms which expire in the case of Mr. Platt and Mr. Pointer, in 1995, in the case of Mr. Suitt and Mr. Simmons, in 1996, and in the case of Mr. Kurtz, Mr. Hersma, and Mr. Peck, in 1997. A brief account of the business experience for the past five years of the nominees is also presented. Those members of the Board who are standing for reelection in 1995 are presented in Proposal #1, Election of Directors.

     Philip D. Kurtz, (see description under "Executive Officers", above)

     James L. Hersma, (see description under "Executive Officers", above)

     Robert J. Simmons, 51, is President of RJS Healthcare, Inc., a company founded in July, 1990 to provide consulting service to healthcare providers. He has been a director of the Company since May, 1989. Prior to founding RJS, Mr. Simmons was President of Healthcare Research Systems, Inc. (see, also, "Certain Relationships and Related Transactions"). Prior thereto, Mr. Simmons was with Baxter International, Inc. since 1985, last serving as executive vice president. Mr. Simmons also serves on the Board of Directors of Pyxis, DeMedici, Lake Forest Hospital, Ancilla Systems, Inc., and Crown Laboratories.

     N. Thomas Suitt, 57, has been a director of the Company since July, 1992. Mr. Suitt, after serving two sessions in the California State Assembly, founded the Company's subsidiary, Hospital Billing Analysis, Inc. Mr. Suitt currently is currently Chairman of the Board for both the Palm Springs Savings Bank and the Desert Spectrum Development Corporation, and serves on the Board of Directors of the Desert Hospital Corporation.

     Nathan H. Peck, Jr., 40, has been a director of the Company since November, 1994. Mr. Peck is a Managing Director at Bankers Trust Company where he is responsible for the Strategy Group in Bankers Trust's Global Institution Services in New York City. Prior to joining Bankers Trust Company in 1992, Mr. Peck was a consulting partner at KPMG Peat Marwick from 1978-1983 and again from 1986-1992. During 1984 and 1985, Mr. Peck was an associate with McKinsey & Company in New York.

     John D. Platt, (See description under "Proposal 1. Election of Directors")

     Dennis D. Pointer, (See description under "Proposal 1. Election of Directors")

EXECUTIVE COMPENSATION

     The table below shows information concerning the annual and long-term compensation for services in all capacities to the Company earned during the fiscal years ended December 31, 1994, 1993, and 1992, of those persons who were, during the last completed fiscal year, serving as (i) the Chief Executive Officer and (ii) the other four most highly compensated executive officers of the Company, (together, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                                                      COMPENSATION
                                                                      -----------
                                        ANNUAL COMPENSATION             AWARDS
                                  --------------------------------    -----------
              (A)                 (B)         (C)                         (G)                (I)
                                                                      SECURITIES
                                                                      UNDERLYING
            NAME AND                                                   OPTIONS/           ALL OTHER
       PRINCIPAL POSITION         YEAR    SALARY($)(1)    BONUS(2)    SAR'S(#)(3)     COMPENSATION($)(5)
- --------------------------------  ----    ------------    --------    -----------     ------------------
Philip D. Kurtz                   1994       239,096      $100,000       40,000             $4,965
  Chief Executive Officer         1993       220,808           -0-       46,839             $4,326
                                  1992       222,273           -0-        6,735             $3,595
James L. Hersma                   1994       291,868      $100,000      300,000(4)          $6,024
  President and Chief             1993        78,287           -0-             (4)          $    0
  Operating Officer               1992           n/a           -0-          n/a             $  n/a
Richard A. Evans                  1994       113,892      $ 28,088       30,000             $2,323
  Chief Financial                 1993       110,667           -0-       23,288             $1,976
  Officer and Treasurer           1992       102,050           -0-        3,049             $1,088
Richard V. Souders                1994       133,200      $ 29,000       30,000             $5,600
  Senior Vice President           1993       131,886           -0-       23,912             $5,599
  Field Operations                1992       118,351           -0-        3,668             $3,593
John P. Indrigo                   1994       121,317      $ 30,258       40,000             $3,094
  Senior Vice President           1993       121,907           -0-       42,632             $2,979
                                  1992       105,242           -0-       20,895             $2,729

- ---------------

(1) Includes Named Officer's before-tax contribution to the Thrift and Profit Sharing Plan ("401(k) Plan"). The 401(k) Plan allows employees of the Company with at least ninety (90) days of service to make tax-deferred contributions of up to 25% of their gross salary to the plan through payroll deduction. The Company currently contributes a cash amount equal to 25% of the employee's contribution up to six percent (6%) of the employee's base salary.
(2) The 1994 bonuses reflected in this column were paid in early 1995, but were earned for fiscal year 1994.
(3) These options were granted pursuant to the Employee Stock Option Plan ("ESOP") and the Stock Option Plan ("SOP"). Options granted under both plans are granted at times, in amounts, and to such individuals who are employees of the Company as may be determined by the Board of Directors. The option price is equal to the value of the Company's common stock on the date of grant. The Company does not have an SAR program.
(4) Mr. Hersma was awarded options to purchase 250,000 shares on November 1, 1993, which were exercisable over a five-year period at an exercise price of $3.75. The Board of Directors by unanimous vote repriced the aforementioned options on June 10, 1994 from their then current exercise price of $3.75 per share to the closing price of the Company's common stock on June 10, 1994, which was $2.625. The options expire on November 1, 2003, and vest over a six-year period. (See "Ten-Year Options Repricing" Table and "Board of Directors Report on 1994 Repricing of Options").

(5) Reflects the Company's matching contribution to the 401(k) Plan. Also reflects the Company's contribution to the accounts of Mr. Souders in the Company's Employee Stock Purchase Plan ("ESPP"), and premiums paid by the Company on behalf of the Named Officer for a Term Life Insurance Policy as follows:

                                               YEAR         ESPP   TERM LIFE PREMIUMS
                                               ----         ----   ------------------
            Philip D. Kurtz                    1992         n/a          $1,465
                                               1993         n/a          $2,040
                                               1994         n/a          $2,679
            James L. Hersma                    1992         n/a          $  n/a
                                               1993         n/a          $    0
                                               1994         n/a          $3,714
            Richard A. Evans                   1992         n/a          $  850
                                               1993         n/a          $  960
                                               1994         n/a          $  974
            Richard V. Souders                 1992         $20          $2,498
                                               1993         $ 0          $3,350
                                               1994         $ 0          $3,399
            John P. Indrigo                    1992         n/a          $1,150
                                               1993         n/a          $1,150
                                               1994         n/a          $1,355

Pursuant to the ESPP, eligible employees, including executive officers, may withhold up to 100% of their salary through payroll deduction for the purpose of purchasing the Company's stock. The Company currently contributes a cash amount equal to the lesser of ten percent of each employee's payroll deduction authorized for contribution to the ESPP each month or two percent of each employee's monthly compensation. All shares acquired through the ESPP are immediately 100% vested and are entitled to participate in dividends, if any are declared, to the same extent as other outstanding shares of the Company's common stock.

     The following table provides information regarding stock options granted to the Named Officers during 1994. In assessing these values it should be kept in mind that no matter what theoretical value is placed on a stock option on the date of grant, its ultimate value will be dependent on the market value of the Company's stock at a future date -- and that value will depend, at least in part, on the efforts of such executives to foster the future success of the Company for the benefit of not only the executives, but all shareholders.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                       POTENTIAL REALIZABLE
                                                                                     VALUE AT ASSUMED ANNUAL
                                                                                       RATES OF STOCK PRICE
                                                                                     APPRECIATION FOR OPTION
                                INDIVIDUAL GRANTS                                              TERM
- ---------------------------------------------------------------------------------    ------------------------
          (A)                (B)              (C)            (D)          (E)           (F)           (G)
                          NUMBER OF        % OF TOTAL
                          SECURITIES      OPTIONS/SARS     EXERCISE
                          UNDERLYING       GRANTED TO      OR BASE
                         OPTIONS/SARS      EMPLOYEES        PRICE      EXPIRATION
         NAME             GRANTED(#)     IN FISCAL YEAR    ($/SH.)        DATE         5%($)         10%($)
- -----------------------  ------------    --------------    --------    ----------    ----------    ----------
Philip D. Kurtz........      40,000(1)          5%          $2.625         6/1/04    $  171,360    $  272,862
James L. Hersma........      50,000(2)          6%          $ 3.25        4/28/04    $  264,695    $  421,483
                            250,000(3)         30%          $2.625        11/1/03    $1,068,962    $1,702,143
Richard A. Evans.......      30,000(1)          4%          $2.625         6/1/04    $  128,520    $  204,646
Richard V. Souders.....      30,000(1)          4%          $2.625         6/1/04    $  128,520    $  204,646
John P. Indrigo........      20,000(1)          5%          $2.625         6/1/04    $   85,680    $  136,431
                             20,000(2)                      $2.625        12/6/04    $   85,680    $  136,431

- ---------------

(1) Reflects options to acquire shares of Common Stock pursuant to the Company's ESOP Plan. Options under the ESOP are granted at times, in amounts, and to such individuals who are employees of the Company as may be determined by the Board of Directors. The option price is equal to the value of the

     Company's common stock on the date of grant. Options granted during 1994 under the ESOP vest incrementally over a three-year period from the date of grant and are exercisable beginning after the expiration of one year and before the expiration of ten years from the date of grant. The Company does not have an SAR program.
(2) Reflects options to acquire shares of Common Stock pursuant to the Company's SOP Plan. Key employees and others, as determined by the Board of Directors, may participate in the SOP. The Board determines the expiration date of each option, and for incentive options, exercise prices must be not less than the market value of CIS common stock on the date of grant. No option may be exercised prior to the expiration of one year from the date of grant or more than ten years from the date of grant. The Company does not have an SAR program.
(3) See Footnote 4 to Summary Compensation Table.

     The following table shows stock option exercises by the Named Officers during 1994, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable stock options as of December 31, 1994. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of Common Stock.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION VALUES

            (A)                    (B)           (C)          (D)             (E)          (F)      (G)
                                                              NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                                                              OPTIONS AT FY-END(#)             AT FY-END($)
                             SHARES ACQUIRED    VALUE     ----------------------------   ------------------------
           NAME              ON EXERCISE(#)    REALIZED   EXERCISABLE    UNEXERCISABLE   EXERCISABLE UNEXERCISABLE
- ---------------------------  ---------------   --------   ------------   -------------   --------   -------------
Philip D. Kurtz............        -0-            n/a         57,536         66,667      $ 27,188        $ 0
James L. Hersma............        -0-            n/a        100,000        200,000      $      0        $ 0
Richard A. Evans...........        -0-            n/a         76,789         43,334      $ 66,942        $ 0
Richard V. Souders.........        -0-            n/a        119,827         43,334      $118,750        $ 0
John P. Indrigo............        -0-            n/a         36,860         66,667      $      0        $ 0

BOARD OF DIRECTORS REPORT ON 1994 REPRICING OF OPTIONS

     On June 10, 1994, the Board of Directors approved the repricing of 250,000 options previously granted to James L. Hersma, the Company's President and Chief Operating Officer, from an original exercise price of $3.75 to a new exercise price equal to the Company's closing stock price on June 10, 1994, which was $2.625. Additionally, the Board extended the vesting period from a three-year schedule to a five-year schedule. Pursuant to the new vesting schedule 100,000 options vest on November 1, 1994, and 30,000 vest on November 1 of each of the next 5 years. In each of 1998 and 1999, the options which would otherwise vest in those years may accelerate to 1997 and 1998, respectively, based upon the achievement of either a higher stock price or the Company's earnings targets during 1994 and 1995.

     The options were originally granted to Mr. Hersma upon his joining the Company because the Company believed that so doing was a significant factor in the Company's ability to attract and retain Mr. Hersma. The Board's desire to reprice the options and modify the vesting schedule was to provide enhanced incentive to Mr. Hersma to remain with the Company and to reward him for measures he had taken since becoming the Company's President and Chief Operating Officer to streamline operations, reduce costs and increase revenue. During the 1994 fiscal year, the market value of the Company's common stock had fallen as a result of factors which the Board believes can only have occurred prior to Mr. Hersma becoming the Company's Chief Operating Officer in November 1993. The Board believed that the decline in the Company's stock price from the time the options were granted in November, 1993 to the date of the repricing and vesting change in June, 1994 had no relationship to Mr. Hersma's performance as President and Chief Operating Officer and, as a result, the repriced options would be a more appropriate incentive to Mr. Hersma than were the originally repriced options.

                                          /s/ John D. Platt
                                          /s/ Dennis Pointer
                                          /s/ Robert J. Simmons
                                          /s/ Philip D. Kurtz
                                          /s/ N. Thomas Suitt

     The following table shows certain information concerning the repricing, of options, within the last ten fiscal years, of options held by executive officers of the Company.

                           TEN-YEAR OPTION REPRICINGS

                                                                                                         (G)
                                                          (D)                                         LENGTH OF
                                                      MARKET PRICE         (E)                     ORIGINAL OPTION
                                        (C)           OF STOCK AT     EXERCISE PRICE      (F)      TERM REMAINING
                                     NUMBER OF          TIME OF         AT TIME OF        NEW        AT DATE OF
         (A)             (B)      OPTIONS REPRICED    REPRICING OR     REPRICING OR     EXERCISE     PRICING OR
        NAME            DATE         OR AMENDED        AMENDMENT        AMENDMENT        PRICE        AMENDMENT
- ---------------------  -------    ----------------    ------------    --------------    -------    ---------------
                                        (#)               ($)              ($)            ($)            (#)
James L. Hersma......  6/10/94         250,000           $2.625           $ 3.75        $ 2.625        9 years

          REPORT OF THE COMPENSATION COMMITTEE ON ANNUAL COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") is composed entirely of independent non-employee directors: Messrs. Platt, Pointer and Simmons. The Committee is responsible for formulating and reviewing the compensation offered to the officers of the Company, together with all benefit and incentive programs associated therewith. The Compensation Committee evaluates and awards stock options to the Company's executive officers.

     The Committee annually evaluates the Company's corporate performance, officer compensation and share ownership compared with both the Company's own industry and a broader group of companies.

COMPENSATION POLICY

     The goal of the Company's executive compensation policies is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while at the same time to create a corporate atmosphere that attracts, motivates and retains key employees.

1994 EXECUTIVE COMPENSATION PROGRAM AND PERFORMANCE MEASURES

     During 1994, the Committee formulated an executive compensation program that integrated annual base compensation with other forms of equity-based or cash compensation based upon corporate performance and individual initiatives and performance. This program was designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of the Company. Specifically, the Company's 1994 executive compensation program for executive officers was comprised of (1) base salary,
(2) cash incentive opportunities, and (3) long-term incentive opportunities in the form of stock options.

     (1) Base Salary. The Committee used nationally recognized executive compensation survey data, along with information on the Company's size and performance levels compared to that of other companies that are primarily involved in the healthcare reimbursement services industry as a guide to establish base salaries of executive officers. The healthcare company data was derived from Health Management Systems, ENVOY Corporation, AdvaCare, Inc, and United American Healthcare, none of whom are included in the group of peer companies in the Stock Performance Graph, using publicly available information from company prospectuses, proxy statements, and Forms 10-K. During Fiscal 1994, salary increases ranged from a decrease of 1% to increases of 8%. Individual salary increases were at the discretion of the Company's CEO, and were based upon the achievement of personal, departmental and company goals established for each executive officer by the CEO. Departmental goals included project improvement objectives and budgetary performance, and in the view of the CEO were met in all cases. Company goals included increase in earnings per share and return on equity from the previous year, which were met (see discussion in Section (3) below).

     (2) Cash Incentive Opportunities. Additionally, the Committee established for the executive officers a cash bonus opportunity and accordingly, the Company established a cash bonus pool accrual each quarter based upon Company earnings and the achievement by the executive officers of certain individually set and approved management objectives. Seventy-five percent (75%) of the individual bonuses for Mr. Kurtz and Mr. Hersma were based on the achievement of the company's earnings target publicized in January, 1994, and the remaining twenty-five percent (25%) were based on the achievement of documented and approved individual management objectives (MBO's). Individual awards for Messrs. Evans, Souders and Indrigo were based 70% of the achievement of corporate earnings targets and 30% on the achievement of MBOs. Based on the fact that the company exceeded its earnings target of $.07 EPS for 1994, the first prong of the bonus test was met for all individuals. Additionally, all executive officers achieved their individual MBO's for the year as reviewed by the Board of Directors for Mr. Kurtz; as reviewed by Mr. Kurtz for Messrs. Hersma and Evans; and as reviewed by Mr. Hersma for Messrs. Souders and Indrigo, thereby resulting in a bonus payout to each of the executive officers at 100% of the pool that was established throughout 1994.

     (3) Long-Term Incentive Opportunities (Stock Options) as determined by the Compensation Committee.

     It is also the Company's policy to issue long-term incentives in the form of stock options to the Company's executive officers. On June 1, 1994, the Compensation Committee awarded the Company's executive officers tax-qualified incentive stock options pursuant to the Company's Employee Stock Option Plan
(ESOP) based on the Compensation Committee's desire to bring the total options awarded to each executive officer to a level of parity with other officers based on length of service, number of prior options, level of responsibilities and salary level.

     The Board has the authority under the ESOP to determine the expiration dates of the option grant and may set exercise prices at levels that vary from the market value of CIS stock on the date of grant for non-qualified options. The aforementioned options were tax-qualified incentive options granted at the closing price of the Company's common stock on the date of grant (June 1, 1994), vest over a three-year period, and must be exercised within ten years from the date of grant. These grants are reflected in the "Option/SAR Grants In Last Fiscal Year" table herein.

CEO COMPENSATION DURING 1994

     The Committee increased the base salary compensation paid to Mr. Kurtz, the Company's Chief Executive Officer by 8% during 1994. This decision was reached after the attainment of management objectives established for Mr. Kurtz by the Board of Directors.

     The Committee also awarded Mr. Kurtz 40,000 incentive stock options pursuant to the ESOP (discussed above) on June 1, 1994 which reflected a desire to reward Mr. Kurtz for certain initiatives during 1993 and early in 1994.

                                          /s/ John D. Platt
                                          /s/ Dennis Pointer
                                          /s/ Robert J. Simmons

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Robert J. Simmons, John D. Platt, Dennis Pointer and Tom Suitt served on the Company's Board of Directors' Compensation Committee at some point during the last completed fiscal year. Until the acquisition by the Company of Healthcare Research Systems, Inc. ("HRS"), a privately held corporation founded and principally owned by Mr. Robert J. Simmons, a director of the Company and member of the Company's Compensation Committee, Mr. Richard A. Evans, Chief Financial Officer and Treasurer of the Company, served on the Board of Directors of HRS.

                            STOCK PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage changes in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the NASDAQ Market Index and a Company-selected peer group index for the period of five fiscal years commencing January 1, 1989 and ended December 31, 1994. The peer group index was based upon the cumulative total shareholder return of companies which were selected because they are within the Company's industry, weighted according to their respective stock market capitalizations.

     The Peer Group consists of American Claims Evaluation, Cerner Corporation, Cycare Systems, General Computer, HBO & Company, National Data Corporation, Primark Corporation and Shared Medical Systems.

- --------------------------------FISCAL YEAR ENDING------------------------------
COMPANY                     1989     1990      1991     1992     1993    1994

C.I.S. TECHNOLOGIES INC.    100     125.53    182.98   263.83   108.51    78.72
PEER GROUP                  100      67.08    109.68   164.54   217.27   286.28
BROAD MARKET                100      81.12    104.14   105.16   126.14   132.44


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Other than as set forth below, there has not been any transaction, or series of similar transactions, since the beginning of the Company's last fiscal year, or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any of the following persons had, or will have, a direct or indirect material interest: any director or executive officer of the Company, any nominee for election as a director, any security holder known to the Company to own of record or beneficially more than 5% of the company's outstanding common stock or any member of the immediate family of any of the foregoing persons; nor has any such person been indebted to the Company at any time since the beginning of the Company's most recent fiscal year in an amount in excess of $60,000 except as set forth below.

     Mr. Philip D. Kurtz, President and Chief Executive Officer of the Company, and Thomas W. Kurtz, a former officer of the Company and Philip D. Kurtz's father, are each indebted to the Company for uncollateralized five-year promissory notes dated April 1, 1991. Each note requires equal annual payments of principal plus accrued interest at 6.66% per annum. Pursuant to Board approval, principal payments due in 1994 were extended to the year following the end of the original five-year term of the Notes. The highest amount of such indebtedness outstanding (including accrued interest) during 1994, was $76,905 as to Philip D. Kurtz, and $78,026 as to Thomas W. Kurtz, and the amount outstanding as of March 1, 1995, was $71,421 as to Philip D. Kurtz and $69,123, as to Thomas W. Kurtz. The notes resulted from 1987 loans to Messrs. Kurtz by the Company to facilitate their exercises of warrants to purchase common stock of the Company. The warrants had been previously granted to Messrs. Kurtz by the Company in satisfaction of Company indebtedness to them.

     During July, 1991, the Company purchased, for $150,000, 150,000 shares of common stock (15% of the resulting outstanding common stock) of Healthcare Research Systems, Inc., a privately held Illinois corporation founded and principally owned by Robert J. Simmons, a Director of the Company. HRSI was created to develop, test, and market to healthcare providers and others in the healthcare industry, a proprietary software program known as the Dynamic Market Analysis, or DYMA, Program. The Company was given one seat on HRSI's Board of Directors, which seat was held by Mr. Richard A. Evans, Chief Financial Officer and Treasurer of the Company. During February, 1994 the purchased all of the business and assets, and some of the liabilities of HRSI (the "HRSI Business") in exchange for the issuance by the Company to HRSI of subscription warrants to purchase a maximum of 200,000 shares of the Company's common stock, exercisable only upon the achievement of certain business milestones by the HRSI business. Mr. Simmons remains on the Company's Board of Directors.

     All transactions between the Company and its officers, directors, principal shareholders or other affiliates have been and will be approved by a majority vote of the Company's disinterested directors and will be on terms believed to be no less favorable to the Company than could be obtained from unaffiliated third parties.

                                 ANNUAL REPORT

     The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 1994, which includes audited financial statements, has been mailed to Shareholders contemporaneously herewith, but such Report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy soliciting material.

                                   FORM 10-K

     The Company will furnish without charge to each person whose Proxy is being solicited, upon request of any such person, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 1994, as filed with the Securities and Exchange Commission, including the financial statements and schedules. Such report will be filed with the Securities and Exchange Commission by March 31, 1995. Requests for copies of such report should be directed to Investor Relations, C.I.S. Technologies, Inc., 6100 S. Yale, Suite 1900, Tulsa, Oklahoma 74136-1903.

                               PROXY SOLICITATION

     The Company will bear the cost of solicitation of proxies and will reimburse brokers, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to beneficial owners. Proxies may also be solicited personally or by telegraph by the directors and officers and regular employees of the Company without additional compensation although no solicitation by these means is presently contemplated.

                             SHAREHOLDER PROPOSALS

     If any shareholder desires to present a proposal for action at the Company's 1996 annual meeting, such proposal must be received by the Company on or prior to November 15, 1995.

                            SECTION 16 REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it with respect to fiscal 1994, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company's equity securities have been complied with.

                                                                       EXHIBIT A

                           C.I.S. TECHNOLOGIES, INC.

                                      1995

                              STOCK INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

     The name of the plan is the C.I.S. Technologies, Inc. 1995 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees and directors of, and other persons providing services to, C.I.S. Technologies, Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

          "Act" means the Securities Exchange Act of 1934, as amended.

          "Award" or "Awards", except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Conditioned Stock Awards, Unrestricted Stock Awards, and Performance Share Awards.

          "Board" means the Board of Directors of the Company.

          "Cause" means (i) any material breach by the participant of any agreement to which the participant and the Company are both parties, (ii) any act or omission to act by the participant which may have a material and adverse effect on the Company's business or on the participant's ability to perform services for the Company, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (iii) any material misconduct or material neglect of duties by the participant in connection with the business or affairs of the Company or any affiliate of the Company.

          "Change of Control" shall have the meaning set forth in Section 14.

          "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

          "Conditioned Stock Award" means an Award granted pursuant to Section
     6.

          "Committee" shall have the meaning set forth in Section 2.

          "Disability" means disability as set forth in Section 22 (e) (3) of the Code.

          "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 16. "Eligible Person" shall have the meaning set forth in Section 4.

          "Fair Market Value" on any given date means the closing price per share of the Stock on such date as reported by a nationally recognized stock exchange, or, if the Stock is not listed on such an exchange, as reported by NASDAQ, or, if the Stock is not quoted on NASDAQ, the fair market value of the Stock as determined by the Committee.

          "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

          "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          "Normal Retirement" means retirement from active employment with the Company and its Subsidiaries in accordance with the retirement policies of the Company and its Subsidiaries then in effect.

          "Outside Director" means any director who (i) is not an employee of the Company or of any "affiliated group," as such term is defined in
     Section 1504(a) of the Code, which includes the Company (an "Affiliate"),
     (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliate's taxable year, (iii) has not been an officer of the Company or any Affiliate and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director.

          "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

          "Performance Share Award" means an Award granted pursuant to Section
     8.

          "Stock" means the Common Stock, $.01 par value per share, of the Company, subject to adjustments pursuant to Section 3.

          "Subsidiary" means a subsidiary as set forth in Section 424 of the Code.

          "Unrestricted Stock Award" means Awards ranted pursuant to Section 7.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS
           AND DETERMINE AWARDS

     (a) Committee. The Plan shall be administered by a Committee (the "Committee") consisting of at least two Outside Directors. To the extent possible, none of the members of the Committee shall have been granted any Award under this Plan (other than pursuant to Section 7 (c) ) or any other stock option plan of the Company within one year prior to service on the Committee. It is the intention of the Company that the Plan shall be administered by "disinterested persons" within the meaning of Rule 16b-3 under the Act, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not a disinterested person. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of all members thereof.

     (b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

          (i) to select the officers and other employees of, and persons providing services to, the Company and its Subsidiaries to whom Awards may from time to time be granted;

          (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Conditioned Stock, Unrestricted Stock, and Performance Shares, or any combination of the foregoing, granted to any one or more participants;

          (iii) to determine the number of shares to be covered by any Award;

          (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

          (v) to accelerate the exercisability or vesting of all or any portion of any Award;

          (vi) subject to the provisions of Section 5(a)(ii), to extend the period in which any outstanding Stock Option may be exercised;

          (vii) to reduce the per-share exercise price of any outstanding Stock Option (but not to less than Fair Market Value on the date the reduction is made);

          (viii) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Company) or dividends or deemed dividends on such deferrals; and

          (ix) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decision and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

SECTION 3. SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

     (a) Shares Issuable. The maximum number of shares of Stock with respect to which Awards may be granted under the Plan shall be that aggregate number of shares of Stock remaining available as of the Effective Date for the granting of options pursuant to the Company's then terminated Employees Stock Option Plan and Stock Option Plan (formerly, Incentive Stock Option), minus 200,000, plus that number of shares which would have become available in the future for the granting of options pursuant to such plans (had such plans not been terminated) due to future terminations, forfeitures or cancellations of unexercised options granted thereunder. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company or otherwise terminated (other than by exercise) shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan so long as the participants to whom such Awards had been previously granted received no benefits of ownership of the underlying shares of Stock to which the Award related. Subject to such overall limitation, any type or types of Award may be granted with respect to shares, including Incentive Stock Options. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

     (b) Limitation on Awards. In no event may any Plan participant be granted Awards with respect to more than 300,000 shares of Stock in any calendar year, except that participants who are hired as executive employees of the Company or are promoted to an executive position within the Company may, in connection with their hiring or promotion, be granted awards with respect to up to 500,000 shares. The number of shares of Stock relating to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, canceled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

     (c) Stock Dividends, Mergers, etc. In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 16, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Sections 3(a) and (b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 14.

     (d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. The shares which may be delivered under such substitute awards shall be in addition to the maximum number of shares provided for in Section 3(a) only to the extent that the substitute Awards are both (i) granted to persons whose relationship to the Company does not make (and is not expected to make) them subject to Section 16(b) of the Act; and (ii) granted in substitution for awards issued under a plan approved, to the extent then required under Rule 16b-3 (or any successor rule under the Act), by the stockholders of the entity which issued such predecessor awards.

SECTION 4. ELIGIBILITY

     Awards may be granted to officers or other key employees of the Company or its subsidiaries, and to members of the Board and consultants or other persons who render services to the Company, regardless of whether they are also employees ("Eligible Persons"), provided, however, that members of the Committee at the time of grant, except for the purposes of Section 7(c), shall not constitute Eligible Persons.

SECTION 5. STOCK OPTIONS

     Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

     No Incentive Stock Option shall be granted under the Plan after December 31, 2004.

     (a) Grant of Stock Options. The Committee in its discretion may grant Incentive Stock Options only to employees of the Company or any Subsidiary. The Committee in its discretion may grant Non-Qualified Stock Options to Eligible Persons. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and the terms and conditions of Section 12 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

          (i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant but shall be, in the case of Incentive Stock Options, not less than 100% of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than 110% of Fair Market Value on the grant date.

          (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

          (iii) Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

          (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased accompanied by payment of the purchase price which may be made by one or more of the following methods:

             (A) In cash, by certified or bank check or other instrument acceptable to the Committee;

             (B) In the form of shares of Stock that are not then subject to restrictions under any Company plan, if permitted by the Committee, in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

             (C) By the optionee delivering to the Company irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. Payment instruments will be received subject to collection.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

          (v) Non-transferability of Options. No Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

          (vi) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which incentive stock options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

          (vii) Repurchase Right. The Committee may in its discretion, provide upon the grant of any Stock Option hereunder that the Company shall have an option to repurchase upon such terms and conditions as determined by the Committee all or any number of shares purchased upon exercise of such Stock Option. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Committee at the time the Option for the shares subject to repurchase is granted. In the event the Committee shall grant Stock. Options subject to the Company's repurchase option, the certificates representing the shares purchased pursuant to such Options shall carry a legend satisfactory to counsel for the Company referring to the Company's repurchase option.

          (viii) Form of Settlement. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

     (b) Reload Options. At the discretion of the Committee, Options granted under Section 5(a) may include a so-called "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option.

SECTION 6. CONDITIONED STOCK AWARDS

     (a) Nature of Conditioned Stock Award. The Committee in its discretion may grant Conditioned Stock Awards to any Eligible Person. A Conditioned Stock Award is an Award entitling the recipient to acquire, at no cost or for a purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Conditioned Stock"). Conditions may be based on continuing employment and/or achievement of preestablished performance goals and objectives. In addition, a Conditioned Stock Award may be granted to an employee by the Committee in lieu of a cash bonus due to such employee pursuant to any other-Plan of the Company.

     (b) Acceptance of Award. A participant who is granted a Conditioned Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within 60 days (or such shorter date as the Committee may specify) following the award date by making payment to the Company, if required, by certified or bank check or other instrument or form of payment acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions of the Conditioned Stock in such form as the Committee shall determine.

     (c) Rights as a Shareholder. Upon complying with Section 6 (b) above, a participant shall have all the rights of a shareholder with respect to the Conditioned Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Conditioned Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Conditioned Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

     (d) Restrictions. Shares of Conditioned Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Subsidiaries for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Conditioned Stock with respect to which conditions have not lapsed at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture not later than the ninetieth day following such termination of employment (unless otherwise specified, in the written instrument evidencing the Conditioned Award).

     (e) Vesting of Conditioned Stock. The Committee at the time of grant shall specify the date or dates of and/or the attainment of preestablished performance goals, objectives and other conditions on which the non-transferability of the Conditioned Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such preestablished performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Conditioned Stock and shall be deemed "vested." The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 12, amend any conditions of the Award.

     (f) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Conditioned Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7. UNRESTRICTED STOCK AWARDS

     (a) Grant or Sale of Unrestricted Stock. The Committee in its discretion may grant or sell at a purchase price determined by the Committee to any Eligible Person shares of Stock free of any restrictions under the Plan ("Unrestricted Stock"). Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

     (b) Elections to Receive Unrestricted Stock In Lieu of Compensation. Upon the request of an Eligible Person and with the consent of the Committee, each Eligible Person may, pursuant to an irrevocable written election delivered to the Company no later than the date or dates specified by the Committee, receive a portion of the cash compensation otherwise due to him in Unrestricted Stock (valued at Fair Market Value on the date or dates the cash compensation would otherwise be paid). Such Unrestricted Stock may be paid to the Eligible Person at the same time as the cash compensation would otherwise be paid, or at a later time, as specified by the Eligible Person in the written election.

     (c) Elections to Receive Unrestricted Stock in Lieu of Directors'
Fees. Each Outside Director may, pursuant to an irrevocable written election delivered to the Company no later than June 30 of any calendar year, receive all or a portion of the directors' fees otherwise due to him in the subsequent calendar year in Unrestricted Stock (valued at Fair Market Value on the date or dates the directors' fees would otherwise be paid). Such Unrestricted Stock may be paid to the Non-Employee Director at the same time the directors' fees would otherwise have been paid, or at a later time, as specified by the Non-Employee Director in the written election.

     (d) Restrictions on Transfers. The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8. PERFORMANCE SHARE AWARDS

     (a) Nature of Performance Shares. A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any Eligible Person including those who qualify for awards under other performance plans of the Company. The Committee in its discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Committee may rely on the performance goals and other standards applicable to other performance-based plans of the Company in setting the standards for Performance Share Awards under the Plan.

     (b) Restrictions on Transfer. Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

     (c) Rights as a Shareholder. A participant receiving a Performance Share Award shall have the rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Committee).

     (d) Termination. Except as may otherwise be provided by the Committee at any time prior to termination of employment, a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of employment by the Company and its Subsidiaries for any reason (including death, Disability, Normal Retirement and for Cause).

     (e) Acceleration, Waiver, Etc. At any time prior to the participant's termination of employment by the Company and its Subsidiaries, the Committee may in its sole discretion accelerate, waive or, subject to Section 13, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

SECTION 9. TERMINATION OF STOCK OPTIONS

     (a) Termination by Death. If any participant's employment by or services to the Company and its Subsidiaries terminates by reason of death, any Stock Option owned by such participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the participant, for a period of two years (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

     (b) Termination by Reason of Disability, or Normal Retirement.

          (i) Any Stock Option held by a participant whose employment by or services to the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one year (or such longer period as the Committee shall specify at any time) from the date of such termination of employment or services, or until the expiration of the stated term of the Option, if earlier.

          (ii) Any Stock Option held by a participant whose employment by or services to the Company and its Subsidiaries has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of 90 days (or such longer period as the Committee shall specify at any time) from the date of such termination of employment or services, or until the expiration of the stated term of the Option, if earlier.

          (iii) The Committee shall have sole authority and discretion to determine whether a participant's employment or services has been terminated by reason of Disability or Normal Retirement.

          (iv) Except as otherwise provided by the Committee at the time of grant, the death of a participant during a period provided in this Section 10(b) for the exercise of a Stock Option , shall extend such period for two years from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

     (c) Termination for Cause. If any participant's employment by or services to the Company and its Subsidiaries has been terminated for Cause, any Stock Option held by such participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Option can be exercised for a period of up to 30 days from the date of termination of employment or services or until the expiration of the stated term of the Option, if earlier.

     (d) Other Termination. Unless otherwise determined by the Committee, if a participant's employment by or services to the Company and its Subsidiaries terminates for any reason other than death, Disability. Normal Retirement or for Cause, any Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for 90 days (or such longer period as the Committee shall specify at any time) from the date of termination of employment or services or until the expiration of the stated term of the Option, if earlier.

SECTION 10. TAX WITHHOLDING

     (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (b) Payment in Shares. Each participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due with respect to such Award, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. With respect to any participant who is subject to Section 16 of the Act, the following additional restrictions shall apply:

          (A) the election to satisfy tax withholding obligations relating to an Award in the manner permitted by this Section 11 (b) shall be made either
     (1) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (2) at least six months prior to the date as of which the receipt of such an Award first becomes a taxable event for Federal income tax purposes;

          (B) such election shall be irrevocable;

          (C) such election shall be subject to the consent or approval of the Committee; and

          (D) the Stock withheld to satisfy tax withholding, if granted at the discretion of the Committee, must pertain to an Award which has been held by the participant for at least six months from the date of grant of the Award.

SECTION 11. TRANSFER, LEAVE OF ABSENCE, ETC.

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

          (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another;

          (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 12. AMENDMENTS AND TERMINATION

     The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. However, no such amendment, unless approved by the stockholders of the Company, shall be effective if it would cause the Plan to fail to satisfy the incentive stock option requirements of the Code, or cause transactions under the Plan to fail to satisfy the requirements of Rule 16b-3 or any successor rule under the Act as in effect on the date of such amendment, or to cause any member of the Committee to cease to be a disinterested person (within the meaning of Rule 16b-3 under the Act) with respect to this Plan or any other plan of the Company.

SECTION 13. STATUS OF PLAN

     With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 14. CHANGE OF CONTROL PROVISIONS

     (a) Upon the occurrence of a Change of Control as defined in this Section
14:

          (i) subject to the provisions of clause (iii) below, after the effective date of such Change of Control, each holder of an outstanding Stock Option, Conditional Stock Award, or Performance Share Award shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock, shares of such stock or other securities, cash or property as the holders of shares of Stock received in connection with the Change of Control;

          (ii) the Committee may accelerate the time for exercise of, and waive all conditions and restrictions on, each unexercised and unexpired Stock Option, Conditional Stock Award and Performance Share Award, effective upon a date prior or subsequent to the effective date of such Change of Control, specified by the Committee; or

          (iii) each outstanding Stock Option, Conditional Stock Award and Performance Share Award may be canceled by the Committee as of the effective date of any such Change of Control provided that (x) notice of such cancellation shall be given to each holder of such an Award and (y) each holder of such an Award shall have the right to exercise such Award to the extent that the same is then exercisable or, if the Committee shall have accelerated the time for exercise of all such unexercised and unexpired Awards, in full during the 30-day period preceding the effective date of such Change of Control.

     (b) "Change of Control" shall mean the occurrence of any one of the following events:

          (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the Company's then outstanding securities; or

          (ii) persons who, as of January 1, 1995, constituted the Company's Board (the "Incumbent Board") cease for any reason, including without limitation as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to January 1, 1995 whose election was approved by, or who was nominated with the approval of, at least a majority of the directors then comprising the Incumbent Board shall, for purposes of this Plan, be considered a member of the Incumbent
     Board: or

          (iii) the stockholders of the Company approve a merger or consolidation of the Company, with any other corporation or other entity, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 65% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

          (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

SECTION 15. GENERAL PROVISIONS

     (a) No Distribution;- Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

     No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

     (b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the participant at the participant's last known address on file with the Company.

     (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 16. EFFECTIVE DATE OF PLAN

     The Plan shall become effective upon approval by the holders of a majority of the shares of capital stock of the Company present or represented and entitled to vote at a meeting of stockholders.

SECTION 17. GOVERNING LAW

     This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of The State of Delaware without regard to its principles of conflicts of laws.

                                                                       EXHIBIT B

                           C.I.S. TECHNOLOGIES, INC.

                       1995 DIRECTORS' STOCK OPTION PLAN

SECTION 1. PURPOSE

     This 1995 Directors' Stock Option Plan (the "Plan") of C.I.S. Technologies, Inc., a Delaware corporation (the "Company"), is designed to provide additional incentive to directors of the Company ("Directors") who are not employees of the Company or any parent or subsidiary of the Company ("Outside Directors"). The Company intends that this purpose will be effected by the granting of nonqualified stock options under the Plan which afford Outside Directors an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Common Stock. The terms "parent" and "subsidiary" shall have the respective meanings set forth in Section 425 of the Internal Revenue Code of 1986, as amended (the "Code").

SECTION 2. ADMINISTRATION

     2.1 The Plan shall be administered by the Compensation Committee (the "Committee") of the Company's Board of Directors (the "Board") or such other committee as the Board may designate. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of all members thereof.

     2.2 Subject to the terms and conditions of the Plan, the Committee shall have the power:

          (a) To construe and interpret the Plan and options granted thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any option agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company and optionees; and

          (b) Generally to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

SECTION 3. STOCK

     3.1 The stock subject to the options granted under the Plan shall be shares of the Company's authorized but unissued common stock, or shares of the Company's common stock held in treasury, $.01 par value (in either case, "Shares"). The total number of Shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 200,000 Shares; provided, however, that the class and aggregate number of Shares which may be subject to options granted under the Plan shall be subject to adjustment as provided in Section 8 hereof.

     3.2 Whenever any outstanding option under the Plan expires, is cancelled or is otherwise terminated (other than by exercise), the Shares allocable to the unexercised portion of such option may again be the subject of options under the Plan.

SECTION 4. OPTION GRANTS

     4.1 Only Outside Directors shall be eligible to receive options under the Plan. Commencing with the date of the Company's 1995 Annual Meeting of Shareholders (expected to be during April of 1996) each Outside Director then serving or then reelected to serve on the Board will be automatically granted an option to purchase (a) 10,000 Shares, multiplied by (b) the number of years (one, two or three) which will then be remaining in such Director's term as a Director. Each Outside Director joining the Board after the date of adoption of this Plan by the Board, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy, shall be automatically granted on the date on which such person first becomes a Director an option to purchase (a) 10,000 Shares, multiplied by (b) the number of years or portions of a year constituting such Director's initial term as a Director. In addition, each Outside Director shall automatically be granted an additional option to purchase 30,000 Shares upon each such person's reelection to the Board for a three year term.

     4.2 Each option granted to an Outside Director pursuant to the Plan shall expire on the tenth anniversary of the date of grant and shall become exercisable in installments cumulatively as to 10,000 of the Shares subject to such option at the end of each one year period following (i) its date of grant, provided the optionee is a Director at the end of each such period. The purchase price per share of Common Stock under each option granted pursuant to this
Section 4.1 shall be equal to the fair market value of the Common Stock on the date the option is granted, such fair market value to be determined in accordance with the provisions of Section 6.3.

     4.3 Notwithstanding the provisions of Section 4.1, any grant of an option made before the Company has obtained shareholder approval of the Plan shall be conditional upon obtaining such approval.

SECTION 5. TERMINATION OF DIRECTORSHIP OR DEATH OF OPTIONEE

     5.1 Except as may be otherwise expressly provided herein, options shall terminate on the earlier of:

          (a) the date of expiration thereof,

          (b) the date of termination of the optionee's services as a Director for cause (as determined by the Board); or

          (c) one year after the date of termination of the optionee's services as a Director without cause or voluntarily by the optionee.

     As used herein, "cause", shall mean (x) any material breach by the optionee of any agreement to which the optionee and the Company are both parties, (y) any act or omission to act by the optionee which may have adverse effect on the Company's business or on the optionee's ability to perform services for the Company, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (z) any material misconduct or material neglect of duties by the optionee in connection with the business or affairs of the Company or any affiliate of the Company.

     5.2 In the event of the death or permanent and total disability of the holder of an option prior to termination of the optionee's services as a Director and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or two years following the date of such death or disability. After the death of the optionee, his/her executors, administrators or any person or persons to whom his/her option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to such termination, to exercise the option to the extent the optionee was entitled to exercise such option immediately prior to his/her death. An optionee is permanently and totally, disabled if he/she is unable to engage in any gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months; permanent and total disability shall be determined in accordance with Section 22(e)(3) of the Code and the regulations issued thereunder.

SECTION 6. TERMS OF THE OPTION AGREEMENTS

     Each option agreement shall be in writing and shall contain such terms, conditions, restrictions, if any, and provisions as the Committee shall from time to time deem appropriate. Such provisions or conditions may include without limitation restrictions on transfer, repurchase rights, or such other provisions as shall be determined by the Committee; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan.

     Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

          6.1 Expiration. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement.

          6.2 Exercise. Each option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of Shares for which the option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon granting the option.

          6.3 Purchase Price. The purchase price per share under each option shall be the fair market value of the Common Stock on the date the option is granted. For the purpose of the Plan the fair market value of the Common Stock shall be the closing price per share on the date of grant of the option as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, as reported by NASDAQ, or, if the Common Stock is not quoted on NASDAQ, the fair market value as determined by the Committee.

          6.4 Transferability of Options. Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution and shall be exercisable, during his or her lifetime, only by him or her.

          6.5 Rights of Optionees. No optionee shall be deemed for any purpose to be the owner of any Shares subject to any option unless and until the option shall have been exercised pursuant to the terms thereof, and the Company shall have issued and delivered the Shares to the optionee.

          6.6 Repurchase Right. The Committee may in its discretion provide upon the grant of any option hereunder that the Company shall have an option to repurchase upon such terms and conditions as determined by the Committee all or any number of Shares purchased upon exercise of such option. The repurchase price paid by the Company shall be such amount or be determined by such formula as is fixed by the Committee at the time the option for the Shares subject to repurchase is granted. In the event the Committee shall grant options subject to such repurchase option, the certificates representing the Shares purchased pursuant to such option shall carry a legend satisfactory to counsel for the Company referring to the Company's repurchase option.

SECTION 7. METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE

     7.1 Any option granted under the Plan may be exercised by the optionee by delivering to the Company on any business day a written notice specifying the number of Shares the optionee then desires to purchase and specifying the address to which the certificates for such Shares are to be mailed (the "Notice"), accompanied by payment for such Shares.

     7.2 Payment for the Shares purchased pursuant to the exercise of an option shall be made either by (i) cash, certified check, bank draft or postal or express money order equal to the option price for the number of Shares specified in the Notice, or (ii) with the consent of the Committee, Shares of the Company having a fair market value equal to the option price of such Shares, or (iii) with the consent of the Committee, such other consideration which is acceptable to the Committee and which has a fair market value equal to the option price of such Shares, or (iv) with the consent of the Committee, a combination of (i),
(ii) and/or (iii). For the purpose of the preceding sentence, the fair market value per share of Common Stock so delivered to the Company shall be determined in the manner specified in Section 6.3. As promptly as practicable after receipt of the Notice and accompanying payment, the Company shall deliver to the optionee certificates for the number of Shares with respect to which such option has been exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified in the Notice.

SECTION 8. CHANGES IN COMPANY'S CAPITAL STRUCTURE

     8.1 Rights of Company. The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize, without limitation, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     8.2 Recapitalization, Stock Splits and Dividends. If the Company shall effect a subdivision or consolidation of Shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of Shares of the Common Stock outstanding, in any such case without receiving compensation therefor in money, services or property, then (i) the number, class, and price per share of Shares of stock subject to outstanding options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of Shares as he or she would have received as a result of the event requiring the adjustment had he or she exercised his or her option in full immediately prior to such event; and (ii) the number and class of Shares with respect to which options may be granted under the Plan shall be adjusted by substituting for the total number of Shares then reserved for issuance under the Plan that number and class of Shares of stock that the owner of an equal number of outstanding Shares would own as the result of the event requiring the adjustment.

     8.3 Merger without Change of Control. After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which (i) the Company shall be the surviving corporation and (ii) the stockholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation Shares representing at least fifty percent (50%) of the voting power of the Company, each holder of an outstanding option shall, at no additional cost, be entitled upon exercise of such option to receive in lieu of the number of Shares as to which such option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of Shares equal to the number of Shares for which such option was exercisable.

     8.4 Sale or Merger with Change of Control. If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if there is a merger or consolidation where the Company is the surviving corporation but the stockholders of the Company immediately prior to such merger or consolidation do not own after such merger or consolidation Shares representing at least fifty percent (50%) of the voting power of the Company, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive, in lieu of Shares, shares of such stock or other securities, cash or property as the holders of Shares received pursuant to the terms of the merger, consolidation, liquidation, sale or disposition; (ii) the Committee may accelerate the time for exercise of all unexercised and unexpired options to and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Committee; or (iii) all outstanding options may be cancelled by the Committee as of the effective date of any such merger, consolidation, liquidation, sale or disposition provided that (x) notice of such cancellation shall be given to each holder of an option and (y) each holder of an option shall have the right to exercise such option to the extent that the same is then exercisable or, if the Committee shall have accelerated the time for exercise of all unexercised and unexpired options, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation, sale or disposition.

     8.5 Adjustments to Common Stock Subject to Options. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of Shares or obligations of the Company convertible into such Shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares then subject to outstanding options.

     8.6 Miscellaneous. Adjustments under this Section 8 shall be determined by the Committee, and such determinations shall be conclusive. No fractional Shares shall be issued under the Plan on account of any adjustment specified above.

SECTION 9. GENERAL RESTRICTIONS

     9.1 Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

     9.2 Compliance with Securities Laws. The Company shall not be required to sell or issue any Shares under any option if the issuance of such Shares shall constitute a violation by the optionee or by the Company of any provisions of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933, as now in effect or hereafter amended (the "Act"), upon exercise of any option, the Company shall not be required to issue such Shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such option will not transfer such Shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the Shares issuable on exercise of an option are nonregistered under the Act, the Company may imprint upon any certificate representing Shares so issued the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Act and with applicable state securities laws:

     The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer.

     The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act; and in the event any Shares are so registered the Company may remove any legend on certificates representing such Shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an option or the issuance of Shares pursuant thereto to comply with any law or regulation of any governmental authority.

SECTION 10. AMENDMENT OR TERMINATION OF THE PLAN

     The Board may modify, revise or terminate this Plan at any time and from time to time, except that (i) the class of persons eligible to receive options and the aggregate number of Shares issuable pursuant to this Plan shall not be changed or increased, other than by operation of Section 8 hereof, without the consent of the stockholders of the Company and (ii) the provisions of Section 4 shall not be amended more than once in any six (6) month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder.

SECTION 11. NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

SECTION 12. EFFECTIVE DATE AND DURATION OF PLAN

     The Plan shall become effective upon its adoption by the Board provided that the stockholders of the Company shall have approved the Plan within twelve
(12) months prior to or following the adoption of the Plan by the Board. The Plan shall terminate (i) when the total amount of the Stock with respect to which options may be granted shall have been issued upon the exercise of options or (ii) by action of the Board pursuant to Section 10 hereof, whichever shall first occur.

                                                                     APPENDIX A


                           C.I.S. TECHNOLOGIES, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                       BOARD OF DIRECTORS AND MANAGEMENT

The undersigned shareholder(s) of C.I.S. Technologies, Inc. (the "Company") hereby appoint(s) Phillip D. Kurtz or, failing him, Kellie J. Watts, proxy of the undersigned, with full power of substitution for and in the name of the undersigned to vote (with all the power which the undersigned would possess according to the number of votes which the undersigned would be entitled to cast if then personally present) at the ANNUAL MEETING OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD AT THE DOUBLETREE HOTEL, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA ON APRIL 27, 1995, AT 2:00 O'CLOCK P.M. C.S.T AND AT ANY ADJOURNMENT(S) THEREOF on the following proposals:

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. WHERE AUTHORITY TO VOTE IS NOT WITHHELD OR WHERE THE PROXY IS NOT DIRECTED TO ABSTAIN FROM VOTING, THIS PROXY WILL BE VOTED IN FAVOR OF THE FOREGOING PROPOSALS.

A shareholder who has submitted a proxy for the meeting may revoke it at any time before it is voted at the meeting.

                (Continued and to be signed on the other side)

                                                                     Please mark
                                                                [ X ] your votes
                                                                       as this

                                -------------
                                    COMMON


1.       ELECTION OF DIRECTORS FOR THREE-YEAR TERM

              FOR all nominees                  WITHHOLD AUTHORITY
              (except as marked                   to vote for all
            to the contrary below)             nominees listed below

                    [  ]                                [  ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, MARK THROUGH
 THAT NOMINEE'S NAME.)

3-YEAR TERMS
- ------------
Dennis D. Pointer
John D. Platt

                                                                       FOR        AGAINST      ABSTAIN
2.       TO REPLACE THE C.I.S. TECHNOLO-                               [ ]          [ ]          [ ]
         GIES, INC. EMPLOYEE STOCK OPTION
         PLAN AND C.I.S. TECHNOLOGIES,
         INC. STOCK OPTION PLAN WITH A NEW
         C.I.S. TECHNOLOGIES, INC. 1995
         STOCK INCENTIVE PLAN


3.       TO ADOPT THE C.I.S. TECHNOLOGIES,                             [ ]          [ ]          [ ]
         INC. 1995 BOARD OF DIRECTORS
         STOCK OPTION PLAN

4.       TO RATIFY the appointment of Coopers                          [ ]          [ ]          [ ]
         & Lybrand as independent public
         accountants for the Company for its
         fiscal year ending December 31, 1995.

5. In their discretion on any other matters that may properly come before the meeting.



If this proxy is not dated in the space provided below, it will be deemed to bear the date on which it is mailed to the shareholder.

- --------------------------------------------------------------
(Print name)

- --------------------------------------------------------------
(Print name)

Dated:                                                   ,1995
       --------------------------------------------------


- --------------------------------------------------------------


- --------------------------------------------------------------
(Signature of Shareholder(s))


*Please date and sign your name exactly as it appears on this proxy. When signing as a partner, officer, executor, administrator, trustee or the like, please give your title as such and, if applicable, print the name of the entity on behalf of which you are signing.